UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 29, 2015, Mitel Networks Corporation (the “Registrant” or “Company”) entered into a first amendment (the “Credit Agreement Amendment”) to the credit agreement governing its first lien credit facility (the “Existing Credit Agreement”) with Mitel U.S. Holdings, Inc., as the borrowers, the subsidiary guarantors party thereto, Bank of America, N.A. as the administrative agent and collateral agent and the lenders set forth therein.

The Credit Agreement Amendment amends the Company’s Existing Credit Agreement, dated as of April 29, 2015, to, among other things:

•	increase the Leverage Ratio covenant to a maximum of 5.25 times Consolidated EBITDA through the quarter ending December 31, 2015; declining to 4.75 times for the quarter ending March 31, 2016; and thereafter returning to existing covenant levels consistent with the terms of the Existing Credit Agreement;

•	increase the applicable margin on the initial term loans from 4.00% to 4.50% for Eurocurrency Rate Loans and from 3.00% to 3.50% for Base Rate Loans;

•	provide for a prepayment premium of 1.0% on the amount of any mandatory prepayments made on or prior to September 29, 2016 in connection with a Repricing Event or if a Repricing Event shall otherwise occur on or prior to such date; and

•	amend the definition of “ECF Percentage” to require the Company to use 75% of its Excess Cash Flow to repay indebtedness under the Existing Credit Agreement when the Leverage Ratio is greater than or equal to 3.50 to 1.00.

The foregoing description of the Credit Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. Unless otherwise indicated, all capitalized terms used above and not otherwise defined shall have the respective meanings provided in the Existing Credit Agreement or Credit Agreement Amendment, as applicable. The Existing Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K of the Registrant on May 1, 2015.

Item 7.01.	Regulation FD

On September 29, 2015, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein announcing the entering into the Credit Agreement Amendment.

The information in this Current Report on Form 8-K contained in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT LIST

10.1	First Amendment to the Credit Agreement, dated as of September 29, 2015, by and among Mitel Networks Corporation, Mitel US Holdings, Inc., the Subsidiary Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated September 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2015

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock

Name:	Greg Hiscock

Title:	General Counsel & Corporate Secretary